1 Exhibit 99.2

Copyright © 2008 AllscriptsMisys Healthcare Solutions, Inc. The Right Place at the Right Time Allscripts Investor Presentation

Forward Looking Statements
This communication contains forward-looking statements within the meaning of the federal securities laws.
Statements regarding future events, developments, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-
looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; undetected errors or similar problems in our software products; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry; possible regulation of the Company’s software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions; the ability to recognize the benefits of the merger with Misys Healthcare Systems, LLC
(“MHS”); the integration of MHS with the Company and the possible disruption of current plans and operations as a result thereof; maintaining our intellectual property rights and litigation involving intellectual property rights;
risks related to third-party suppliers; our ability to obtain, use or successfully integrate third-party licensed technology; breach of our security by third parties; and the risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our 2007 Annual Report on Form 10-K available through the Web site maintained by the Securities and Exchange Commission at www.sec.gov. The Company
undertakes no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Large & Troubled . . .
Our U.S. Healthcare Scorecard
$2.2 Trillion Spent in Healthcare
$700 Billion in Waste
98,000 Deaths from Medical Errors
1.5 Million Injuries
7,000 Deaths from Medication Errors

5 Key Trends Driving Change › Rising Cost and the Parties Responsible for Payment › New Competitors for Physician Groups › Patients Are Not Patient Anymore › New Payment Structures and Metrics

6 The Role of Technology › Increase the Quality of Care › Take Costs Out › Improve Patient Safety › Increase Patient Satisfaction Technology is the Enabler The End Game is Information

7 The Healthcare Market Is Ripe for Change › Less Than 20% Physician Penetration › Less Than 10% in Smaller Groups › Lower IT Investment than Any Other Sector <20% <10%

The Opportunity for AllscriptsMisys
› Two market leaders come together
› Perfectly positioned to win in a vibrant, growing market
- Electronic Health Record
- Revenue Cycle Management
› $1B cross-sell opportunity within our base
› Stability from $400M+ in recurring revenue

ALLSCRIPTS
Inform. Connect. Transform.
MISYS

Allscripts

9 Our DNA – Blending Two Into One Clear Goal: Ready to Deliver on Day 1 Sales Force Integration Product Strategy Leadership Team Brand Integration Organized Around 13 Workstreams

Allscripts
The merger of
Allscripts and Misys
has created
the new Allscripts
MGMA 2008
Advanced Solutions
Connect to Health™

Allscripts™

10 In the Last Three Weeks…

›
Clear Mission
- To be the clear leader in providing innovative software, connectivity and information solutions that empower physicians and other healthcare providers to improve the health of both their patients and their bottom line
›
Financially Strong
- Revenue of ~ $700mm (Recurring Revenue ~ $400mm)
- Publicly-Traded (Nasdaq: MDRX)
›
Experienced Team
- 2,500+ Employees
About the new
Allscripts

12 12
Waves of Healthcare IT Adoption
Practice
Management
Market
Enhance the
effectiveness of the
practice
Misys Leadership in Building
Practice Management / Claims
Management Client Base
Wave
1
Electronic
Health Record
Market
Enhance the efficiency and
quality of the visit
Allscripts Leadership in EHR
Product and Blue Chip
Client Base
Wave
2
AllscriptsMisys Leadership in
New Solutions and Services
Connectivity
and
Information
Market
Enhance the health of the
patient and the practices
bottom line
Wave
3

13 It’s Time to Connect to Health™ NOTE: INSERT CONNECT TO HEALTH VIDEO

Why We Win
› Significant Footprint: 150,000 MDs, 700 Hospitals,
6,000 Post Acute Facilities, 600 Homecare Agencies
› All Sizes and Settings: Ambulatory and Acute,
Primary Care and Specialty, Small to Large
› Diversified Portfolio: Clinical and Business Solutions,
Acute and Ambulatory
› All World-Class: Top Rated Consistently
› Significant Breakthroughs: Innovation Comes Standard
› Real Utilization: Not Just Implementation
› Strong ROI: The Solution That Pays You Back
› Delivering the Next Step:
Connect to Health™

Connect Solutions
• Connect Portal
• Connect Messaging Services
Community Care
…… ……
Clinical Solutions
• Professional EHR
• Enterprise EHR
• MyWay
• ePrescribe
• Document Management
• Medication Services
• Clinical Trials
• Patient Access Solutions
Business Solutions
• PM/ Revenue Cycle Services
• Payerpath / EDI
Ambulatory
Practices
Emergency Department
Care Management
• Utilization Management
• Discharge Planning
• Documentation Integrity
• Quality Management
Stark Offerings
• EHR Solutions
• ePrescribe
Acute
Care
Homecare
• Home Health & Private Duty
• Hospice
Referral Management
• Referral Management Plus
• Mobile
• Core System Integration
Post-Acute
Care
Our Portfolio – We Will Connect the Market

16 Bloomberg of Healthcare

17 Our Client Base 150,000 MDs and 700+ Hospitals Across the U.S.

18 18
Professional EHR + PM
EDI
~40% penetration
1.3k practices
65k physicians
Enterprise EHR + PM
EDI
~10% penetration
170k practices
241k physicians
Professional EHR + PM
ASP-Based EHR
EDI
Segment Allscripts Offering Penetration/Size
~20% penetration
33k practices
227k physicians
Independent
Practices
1-3 physicians
Leadership Across the Ambulatory Market
Small to Mid-Sized
Physician Practices
4-25 Physicians
Large Physician
Practices
26-200+ Physicians

Market Opportunity
~ 500,000 U.S. Practicing Physicians
x          80% EHR Market Opportunity
x  ~$12,000 Initial Investment/Physician
= ~$5 Billion Opportunity
Electronic Health Record (EHR) Market = ~ $5 Billion
Practice Management (PM) Market = ~ $1 Billion/Yr.
~10% to 20% of PM Systems Replaced/Yr.
Software Maintenance Agreement (SMA) = ~ $1 Billion/Yr.
Clinical and EDI Transaction Fees = ~ $1 to 3 Billion/Yr.
American Presidential candidates see technology as the answer to a better healthcare delivery system

20 Summary a complete portfolio of solutions… for practices in all sizes/areas… a footprint of 1 of 3 MDs in the U.S. Products Target Client Base

21 Financial Overview * * * * *

Q3 2008 Preliminary Overview
› Q3 Results will be finalized and filed with the SEC on 11/10/2008
› Updated Estimates for Q3
- Bookings
- $44.6m for the quarter and $152.5m YTD
- $41.8m clinical bookings for the quarter and $143.1m YTD
- Revenue
- $85.7m for the quarter and $239.3m YTD
- $71.8m software and related services for the quarter and $198.6m YTD
- Gross Margins
- 48.8% for the quarter and 49.7% YTD
- Adjusted Earnings
- $8.4m or $0.15 per share for the quarter and $20.7m or $0.36 per share YTD
- Net Income
- $4.0m or $0.07 per share for the quarter and $6.5m or $0.11 per share YTD
- $5.3m or $0.09 per share for the quarter and $11.2m or $0.19 per share
YTD; excluding transaction cost and Physicians Interactive gain
Note: Adjusted earnings is a non-GAAP financial measure. See reconciliation to comparable GAAP measure in Appendix A.

2009 Outlook
($ in millions - unaudited pro forma)
Previous
Guidance Fiscal
Fiscal Calendar Guidance
2008 2008 2009
Bookings $317.7 N/A N/A
Revenue
$684.2 $700.0 $700.0 to $715.0
Less: PI (15.0) (15.0) 0.0
Adjusted Revenue
$669.2 $685.0 $700.0 to $715.0
Adjusted Earnings
$62.6 $85.0 to $90.0 $76.0 to $82.0
Less: Physicians Interactive
(1.1) (1.0) 0.0
Less: Synergies Timing
0.0 (5.0) 0.0
Less: Amortization Timing
0.0 (4.0) 0.0
Revised Adjusted Earnings $61.5 $75.0 to $80.0 $76.0 to $82.0
Adjusted Earnings Per Share
$0.43 $0.48 to $0.52 $0.49 to $0.53
Pro Forma Share Count 148.0 155.0 155.0
Note: Fiscal 2008 reflects actual results for Misys Healthcare (under U.S GAAP) for the year ended May 31, 2008 and the trailing 12-months for Allscripts for the period ended June 30, 2008.
Note 2: Adjusted earnings is a non-GAAP financial measure. See reconciliation to comparable GAAP measure on page 24.

Adjusted Earnings Potential
($ in millions - unaudited pro forma)
Fiscal Fiscal
2008 2009
Earnings Before Taxes, as reported $57.5 $83.5 to $93.0
Taxes (Assumed @ 39%)
(22.4) $32.5 to $36.0
Net Income
$35.1 $51.0 to $57.0
Adjustments:(tax adjusted @ 39%)
Stock-Based Compensation $5.4 $7.0
Deal-Related Amortization 14.0 18.0
One-Time Costs / Transaction Related Expenses 8.1 -
Physicians Interactive (1.1) -
Total Adjustments
$26.4 $25.0
Adjusted Earnings $61.5 $76.0 to $82.0
Adjusted Earnings Growth
42% 24% to 33%

Significant and Realizable Synergy Opportunity
› Cost synergies of $20m+, pre-tax,
expected in first year following
transaction close
- Up to $25m to $30m, pre-tax, in annual
cost savings within the next few years
- Main drivers of cost synergies include:
R&D, Marketing, Sales, Administrative
Functions
› Revenue synergies from cross-selling
into respective client bases is expected
to be ~$7m+ in FY 2009
› Increased operating leverage expected
to result in mid teens EPS growth
Projected Cost Synergies
$20m+
$25 - $30m
First Year
Run Rate

Illustrative Revenue Sensitivity Analysis
Four Year Cumulative Penetration Rates
110,000 MDs
20% Assumed EHR Penetration
88,000 Addressable EHR Market
20% 30% 40% 50% 60%
License/Service Fees $165m $248m $330m $410m $495m
Annual Maintenance $20m $30m $40m $50m $60m

We Are Prepared to Execute
Vern Davenport, President
Professional Solutions
Clients:
21,000+ clients
Small to mid-sized practices
Employees:
~1,700 employees
160 sales reps (30 inside)
Laurie McGraw, President
Enterprise Solutions
Clients:
5,000 clients
Large Physicians Practices,
IDNs, and Hospitals
Employees:
~350 employees
35 sales reps (9 inside)
Jeff Surges, President
Health Systems Group
Clients:
700 hospitals
6,000 post-acute providers
600+ homecare and hospice
agencies
Employees:
~300 employees
35 sales reps (5 inside)

Fiscal Year 2009 Liquidity
($ in millions - unaudited pro forma)
Estimated Cash & Marketable Securities Net of
Transaction Expenses
$45.0 to $50.0
Summary of Debt:
Drawn Portion of Revolving Credit Facility $50.0
Convertible Notes Outstanding 27.9
Mortgage (will be paid off with proceeds from sale) 3.5
Capital Leases 1.6
Total Debt $83.0
Net Debt ($33.0) to ($38.0)
Undrawn Revolver Availability $25.0
Proforma Cash Flow:
FY 2009 Adjusted Earnings $76.0 to $82.0
Less: Incremental Capitalized Software (13.5)
         Incremental Capital Expenditures (3.0)
         Change in Working Capital (4.5)
         One-time Costs, Net of Sale of Facility Proceeds (3.0)
(24.0)
Estimated Cash Flow $52.0 to $58.0
Note:  Assumes taxes are paid in cash.

Capital Structure
(shares in millions)
Ownership %
Allscripts Outstanding Shares 63.0 41.4%
Allscripts Shares Issued to Misys plc 82.9 54.5%
Shares Underlying Remaining Debentures 3.5 2.3%
"In the Money" Options 2.4 1.5%
Unvested Restricted Stock Units 0.4 0.2%
Outstanding Equity as of Closing 152.1 100.0%
Estimated Number of RSU Grants in FY 2009 4.0 to 4.5
Note: Debenture holders will have an opportunity to put their debentures to the company for principal plus accrued but unpaid interest through date of 'put'.

Reporting Considerations
› U.S. GAAP vs. IFRS
› Allscripts accounting acquiree - valuation in process
› Deferred revenue adjustment (non-cash)
› Effective tax rate
› Convertible debt potential ‘put’
› Change in auditors
› Booking (aka Order Intake) Definition

The new
Allscripts Is Positioned for Profitable Growth
› Two market leaders come together
› Perfectly positioned to win in a vibrant, growing market
- Electronic Health Record
- Revenue Cycle Management
› $10B market opportunity and $1B cross-sell opportunity
within our base
› Stability via $400M+ in recurring revenue

Appendix A – GAAP Reconciliation
Three Months Ended Nine Months Ended
2008 2007 2008 2007
Net Income $4.0 $4.1 $6.5 $14.6
Stock-based compensation expense (tax effected at 39% for
2008 and 40% for 2007) 1.0 0.9 3.2 1.7
Acquisition-related amortization (tax effected at 39% for
2008 and 40% for 2007) 2.1 1.7 6.3 4.7
Transaction-related expenses (tax effected at 39% for 2008) 3.3 - 6.8 -
Gain on sale of Physicians Interactive business (tax effected at 39% for 2008) (2.0) - (2.0) -
Non-GAAP Adjusted Earnings $8.4 $6.7 $20.7 $21.0
Weighted average shares of common stock outstanding
used in computing diluted non-GAAP adjusted earnings per
share
58.2 65.2 57.8 64.5
Non-GAAP Adjusted Earnings Per Share - diluted $0.15 $0.11 $0.36 $0.35
Allscripts Healthcare Solutions, Inc.
September 30, September 30,
Reconciliation of Non-GAAP Adjusted Earnings and Non-GAAP Adjusted Earnings Per Share
(amounts in millions, except per-share amounts)
(Unaudited)